INCOME TAX	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 9 INCOME TAX

U.S. Federal Corporate Income Tax

The Company’s effective income tax rate differs from the amount computed by applying the federal statutory income tax rate to loss before income taxes as follows:

	December 31, 2024	December 31, 2023
Income tax benefit at federal statutory rate	(21.0)%	(21.0)%
State income tax benefit, net of federal benefit	(8.8)%	(8.8)%
Change in valuation allowance	29.8%	29.8%
Income taxes at effective rate	-%	-%

Temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities and tax credit and operating loss carryforward that create deferred tax assets and liabilities are as follows:

	2024	2023
Tax Operating Loss Carryforward - USA	$2,800,000	$1,569,000
Other	-	-
Valuation Allowance - USA	(2,800,000)	(1,569,000)
Deferred Tax Assets, Net	$-	$-

A valuation allowance is required to be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. Realization of deferred tax assets is dependent upon future earnings, the timing and amount of which are uncertain. The Company has reviewed its positive and negative evidence and has concluded that it is more likely than not that the net deferred tax assets will not be realized due to the cumulative losses incurred since inception; therefore, the Company continues to maintain a valuation allowance. The valuation allowance increased by $1.2 million and $0.5 million during the years ended December 31, 2024 and 2023, respectively.

Pursuant to the Internal Revenue Code of 1986, as amended (“IRC”), specifically Sections 382 and 383, the Company’s ability to use tax attribute carryforwards to offset future taxable income is limited if the Company experiences a cumulative change in ownership of more than 50% within a three-year testing period. The Company has not completed an ownership change analysis pursuant to IRC Section 382 therefore the ability to offset taxable income in the future may be impacted by ownership changes occurring prior to December 31, 2024. If ownership changes within the meaning of IRC Section 382 occur in the future, the amount of remaining tax attribute carryforwards available to offset future taxable income and income tax expense in future years may be significantly restricted or eliminated. Further, the Company’s deferred tax assets associated with such tax attributes could be significantly reduced or eliminated upon realization of an ownership change within the meaning of IRC Section 382. If eliminated, the related asset would be removed from the deferred tax asset schedule, with a corresponding reduction in the valuation allowance. Additionally, limitations on the utilization of the Company’s tax attribute carryforwards can increase the amount of taxable income and current income tax expense recognized. Due to the existence of the valuation allowance, ownership change limitations that are not significant may not impact the Company’s effective tax rate.

As of December 31, 2024, we had federal net operating loss carryforwards for income tax purposes of approximately $2.8 million which expire after twenty years from when it occurred beginning in 2021. We also have California net operating loss carryforwards for income tax purposes of approximately $2.8 million which expire after twenty years from when it occurred beginning in 2021.